Exhibit 99.1

KPMG LLP

Suite 700

20 Pacifica

Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

American Honda Finance Corporation (the “Company”)

J.P. Morgan Securities LLC
Barclays Capital Inc.

BNP Paribas Securities Corp.
(together, the “Specified Parties”)

Re: Honda Auto Receivables 2020-1 Owner Trust – Data File and XML File Procedures

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in (i) an electronic data file entitled “2020-1 UWR01 B290 Dec2019 2-0B Reg ABII Short List 010920.txt,” provided by the Company on January 9, 2020 (the “Data File”), containing certain information related to 96,772 motor vehicle retail installment sale contracts secured by new and used Honda and Acura automobiles and light-duty trucks (“Receivables”) as of December 31, 2019 (the “Initial Cutoff Date”), and (ii) an electronic data file entitled “HAROT 2020-1 B290 Honda_ex102_Dec2019_ Initial 2Bln.csv,” provided by the Company on January 17, 2020, containing certain information related to 96,772 Receivables as of December 31, 2019 (the “XML File”), both related to a portfolio of Receivables which we were informed are intended to be included as collateral in the offering by Honda Auto Receivables 2020-1 Owner Trust. The Company is responsible for the specified attributes identified by the Company in the Data File and the XML File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were within the materiality threshold.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were within the materiality threshold.

•	The term “materiality threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively, unless otherwise stated.

•	The term “DealerTrack” means the third-party software system used by the Company for the vehicle registration and titling process.

•	The term “AHFC Systems” means the Company’s computer systems and includes the Company’s Customer Account Servicing System (“CASS”), and/or Auto Finance Servicing System (“AF”).

•	The term “Receivable File” means any file containing some or all of the following documents provided by the Company: Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, screen shots from AHFC Systems, Certificate of Title, Title Application, “Title” or “Lien Perfection” screen shot from DealerTrack, and/or Credit Application. We make no representation regarding the validity, enforceability, or authenticity of such Receivable File documents.

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with KPMG International Cooperative (“KPMG International”), a Swiss entity.

I.	The Selected Receivables

We randomly selected a sample of Receivables from the Data File, utilizing a confidence level of 99.0%, an expected error rate of 2.0%, and a maximum estimated error occurrence rate (the upper error limit) for each of the attributes not to exceed 5.0%, as instructed by the Company. The selection criteria resulted in a sample of 287 Receivables (the “Selected Receivables,” as listed in Exhibit A attached hereto).

II.	The Data File

A.	For each Selected Receivable, we compared the specified attributes listed below contained in the Data File to the corresponding information appearing in the Receivable File. The Specified Parties indicated that the absence of any of the documents noted below, or the inability to agree the indicated information from the Data File to the Receivable File, utilizing instructions provided by the Company, as applicable, for each of the specified attributes constituted an exception. The Receivable File documents are listed in the order of priority until such attribute was agreed.

Attribute	Receivable File/Instructions
First Payment Date	Installment Sale Contract and instructions provided by the Company described below
Receivable Number	Installment Sale Contract
Original Amount Financed	Installment Sale Contract
Number of Payments	Installment Sale Contract
Scheduled Monthly Payment	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter
Annual Percentage Rate (“APR”)	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, and instructions provided by the Company described below
New vs. Used	Installment Sale Contract, Title Application, “Contract Information” screen shot from AHFC Systems, and instructions provided by the Company described below
Collateral Type (Honda or Acura)	Installment Sale Contract
Loan Type (Simple Interest)	Installment Sale Contract, and instructions provided by the Company described below
Origination Date	Installment Sale Contract
Original Maturity Date	Installment Sale Contract and instructions provided by the Company described below
Model	Installment Sale Contract, “Collateral Information” screen shot from AHFC Systems

Attribute	Receivable File/Instructions
Current Maturity Date	Installment Sale Contract, “Contract Information” screen shot from AHFC Systems, and instructions provided by the Company described below
Legal Owner or Lien Holder Name	Certificate of Title, Title Application, “Title” or “Lien Perfection” screen shot from DealerTrack, and instructions provided by the Company described below

For purposes of comparing First Payment Date, the Company instructed us to consider Selected Receivables with First Payment Dates on the 28th, 29th, 30th, or 31st of the month in the respective Installment Sale Contract to be in agreement if the Selected Receivable information in the Data File stated the First Payment Date was the first day of the following month. We were informed by the Company that AHFC Systems does not permit payment dates on the 28th, 29th, 30th, or 31st. Per the Company, AHFC Systems will adjust those dates to the first day of the following month and the Company will notify the obligors, via written notice, of the change in date.

For purposes of comparing APR, in the event the APR did not agree to the percentage stated in the Installment Sale Contract, we were instructed by the Company to compare the APR to the percentage stated in the Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, or recompute the APR by subtracting the applicable percentage stated in the Rate Modifier section in the Origenate Approval Form from the percentage stated in the Installment Sale Contract. We compared the recomputed APR to the APR in the Data File.

For purposes of comparing New vs. Used, in the event New vs. Used did not agree to the corresponding information in the Installment Sale Contract, we were instructed by the Company to compare New vs. Used to the Title Application or the “Contract Information” screen shot from AHFC Systems. We were further instructed by the Company to deem the vehicle to be “Used” if the vehicle was identified as “Certified” in the Title Application.

For purposes of comparing Loan Type, in the event Loan Type was not stated in the Installment Sale Contract, the Company informed us that Simple Interest is the only Loan Type available in AHFC Systems.

For purposes of comparing Original Maturity Date, in the event the Original Maturity Date was not stated in the Installment Sale Contract, we were instructed by the Company to recompute the Original Maturity Date by adding the Original Term per the Installment Sale Contract to the First Payment Date stated in the Installment Sale Contract. We compared the recomputed Original Maturity Date to the Original Maturity Date in the Data File.

For purposes of comparing Current Maturity Date, in the event the Current Maturity Date did not agree to the date stated in the Installment Sale Contract (i.e., the Original Maturity Date) or the recomputed Original Maturity Date, we were instructed by the Company to compare the Current Maturity Date to the date stated in the screen shot from AHFC Systems as of the Initial Cutoff Date.

For purposes of comparing Legal Owner or Lien Holder Name, the Company instructed us to consider variations due to spelling, abbreviation, truncation, or punctuation of the full legal name to be acceptable.

The information regarding the Selected Receivables in the Data File was found to be in agreement with the respective information appearing in the Receivable Files, except as listed in Exhibit B. Based on the results of the procedures performed, there is a 99.0% confidence level that the maximum estimated error occurrence rate for each of the attributes across the entire population of 96,772 Receivables does not exceed 5.0%. Because we are not engaged to express a conclusion, we do not offer a conclusion based on the application of a sampling technique.

B.	In addition to the procedures described above, for each Selected Receivable, we observed the presence of the following in the Receivable File:

•	Credit Application

•	Truth-in-Lending Disclosure Statement (in Installment Sale Contract or Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter)

•       Signed Installment Sale Contract. We make no representation regarding the authenticity of the signature(s).

III.	The XML File

For each Selected Receivable, we compared the specified attributes listed below contained in the XML File to the corresponding information appearing in the Receivable File and/or Data File. The Specified Parties indicated that the absence of any of the documents noted below, or the inability to agree the indicated information from the XML File to the Receivable File and/or the Data File, utilizing instructions provided by the Company, as applicable, for each of the specified attributes constituted an exception. The Receivable File documents are listed in the order of priority until such attribute was agreed.

Attribute	Receivable File/Instructions
Original Interest Rate Percentage	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, and instructions provided by the Company described below
Next Interest Rate Percentage	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, and instructions provided by the Company described below
Reporting Period Interest Rate Percentage	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, and instructions provided by the Company described below
Origination Date	Installment Sale Contract and instructions provided by the Company described below
First Payment Date	Installment Sale Contract and instructions provided by the Company described below
Maturity Date	Installment Sale Contract and instructions provided by the Company described below
Recomputed Original Loan Term	Installment Sale Contract and instructions provided by the Company described below
Recomputed Grace Period Number	Installment Sale Contract and instructions provided by the Company described below
Subvented	“Accrual Group” screen shot from AHFC Systems and instructions provided by the Company described below

Attribute	Receivable File/Instructions
Current Delinquency Status	“Delinquency Summary” screen shot from AHFC Systems and instructions provided by the Company described below

For purposes of comparing Original Interest Rate Percentage, Next Interest Rate Percentage, and Reporting Period Interest Rate Percentage, in the event the Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage did not agree to the percentage stated in the Installment Sale Contract, we were instructed by the Company to compare the Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage to the percentage stated in the Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, or recompute the Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage by subtracting the applicable percentage stated in the Rate Modifier section in the Origenate Approval Form from the percentage stated in the Installment Sale Contract. We compared the recomputed Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage to the Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage in the XML File.

For purposes of comparing Origination Date, the Company instructed us to compare the month and year of the Origination Date in the XML File to the month and year of the Origination Date in the Receivable File.

For purposes of comparing First Payment Date, the Company instructed us to consider Selected Receivables with First Payment Dates on the 28th, 29th, 30th, or 31st of the month in the respective Installment Sale Contract to be in agreement if the Selected Receivables information in the XML File stated the First Payment Date was the first day of the following month. We were informed by the Company that AHFC Systems does not permit payment dates on the 28th, 29th, 30th, or 31st. Per the Company, AHFC Systems will adjust those dates to the first day of the following month and the Company will notify the obligors, via written notice, of the change in date. The Company instructed us to compare the month and year of the First Payment Date in the XML File to the month and year of the First Payment Date in the Receivable File.

For purposes of comparing Maturity Date, the Company instructed us to compare the month and year of the Maturity Date in the XML File to the month and year of the Current Maturity Date in the Receivable File.

For purposes of comparing Recomputed Original Loan Term, the Company instructed us to recompute the Original Loan Term as the difference in months between the “DATEMAT” and the “DATEORIG” fields in the Data File. We compared the Recomputed Original Loan Term to the Original Loan Term in the XML File.

For purposes of comparing Recomputed Grace Period Number, the Company instructed us to recompute the Grace Period Number as the difference in months between the “DATEFPAY” and the “DATEORIG” fields in the Data File. We compared the Recomputed Grace Period Number to the Grace Period Number in the XML File.

For purposes of comparing Subvented, the Company instructed us to compare the “Original Unearned Amount” field in the “Accrual Group” screen shot from AHFC Systems to the value in the “Subvented” field in the XML File. If the “Original Unearned Amount” field contained an amount greater than zero, the Company instructed us to consider the Selected Receivable to be Subvented. If the “Original Unearned Amount” field was blank, the Company instructed us to consider the Selected Receivable to not be Subvented.

For purposes of comparing Current Delinquency Status, in the event the “Total Days Past Due” field in the “Delinquency Summary” screen shot from AHFC Systems did not agree to the value in the “Current Delinquency Status” field in the XML File, the Company informed us that the difference is due to the timing of payment processing. To determine the day a payment is posted, a cut-off time is established a few hours before the end of the day to allow for batch processing and reconciliation of payments in AHFC systems. When the cut-off time is reached, the Current Delinquency Status in AHFC Systems is advanced by one day (or two days on Monday to account for Sunday being a non-processing day) to reflect the Current Delinquency Status at the end of the day, and payments received after the cut-off time will have a posting date of the following day. For purposes of comparing Current Delinquency Status for such instances, the Company instructed us to recompute the Current Delinquency Status by adding the number of days between the Initial Cutoff Date and the date the payment was processed/posted in AHFC Systems to the Current Delinquency Status in AHFC Systems as of the immediately preceding day before the Initial Cutoff Date. We compared the recomputed Current Delinquency Status to the “Current Delinquency Status” field in the XML File.

The information regarding the Selected Receivables in the XML File was found to be in agreement with the respective information appearing in the Receivable Files and/or Data File, except as listed in Exhibit C. Based on the results of the procedures performed, there is a 99.0% confidence level that the maximum estimated error occurrence rate for each of the attributes across the entire population of 96,772 Receivables does not exceed 5.0%. Because we are not engaged to express a conclusion, we do not offer a conclusion based on the application of a sampling technique.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File and the XML File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on information included in the Data File, the XML File, the Receivable Files, and instructions provided by the Company, without verification or evaluation of such information or instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Receivables, (ii) the reasonableness of the information and instructions provided by the Company, (iii) the reliability or accuracy of the Receivable Files, which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSRO’s, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/KPMG LLP

Irvine, CA

February 5, 2020

Exhibit A

The Selected Receivables

Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*
1	20201001	60	20201060	119	20201060	178	20201178	237	20201237
2	20201002	61	20201061	120	20201061	179	20201179	238	20201238
3	20201003	62	20201062	121	20201062	180	20201180	239	20201239
4	20201004	63	20201063	122	20201063	181	20201181	240	20201240
5	20201005	64	20201064	123	20201064	182	20201182	241	20201241
6	20201006	65	20201065	124	20201065	183	20201183	242	20201242
7	20201007	66	20201066	125	20201066	184	20201184	243	20201243
8	20201008	67	20201067	126	20201067	185	20201185	244	20201244
9	20201009	68	20201068	127	20201068	186	20201186	245	20201245
10	20201010	69	20201069	128	20201069	187	20201187	246	20201246
11	20201011	70	20201070	129	20201070	188	20201188	247	20201247
12	20201012	71	20201071	130	20201071	189	20201189	248	20201248
13	20201013	72	20201072	131	20201072	190	20201190	249	20201249
14	20201014	73	20201073	132	20201073	191	20201191	250	20201250
15	20201015	74	20201074	133	20201074	192	20201192	251	20201251
16	20201016	75	20201075	134	20201075	193	20201193	252	20201252
17	20201017	76	20201076	135	20201076	194	20201194	253	20201253
18	20201018	77	20201077	136	20201077	195	20201195	254	20201254
19	20201019	78	20201078	137	20201078	196	20201196	255	20201255
20	20201020	79	20201079	138	20201079	197	20201197	256	20201256
21	20201021	80	20201080	139	20201080	198	20201198	257	20201257
22	20201022	81	20201081	140	20201081	199	20201199	258	20201258
23	20201023	82	20201082	141	20201082	200	20201200	259	20201259
24	20201024	83	20201083	142	20201083	201	20201201	260	20201260
25	20201025	84	20201084	143	20201084	202	20201202	261	20201261
26	20201026	85	20201085	144	20201085	203	20201203	262	20201262
27	20201027	86	20201086	145	20201086	204	20201204	263	20201263
28	20201028	87	20201087	146	20201087	205	20201205	264	20201264
29	20201029	88	20201088	147	20201088	206	20201206	265	20201265
30	20201030	89	20201089	148	20201089	207	20201207	266	20201266
31	20201031	90	20201090	149	20201090	208	20201208	267	20201267
32	20201032	91	20201091	150	20201091	209	20201209	268	20201268
33	20201033	92	20201092	151	20201092	210	20201210	269	20201269
34	20201034	93	20201093	152	20201093	211	20201211	270	20201270
35	20201035	94	20201094	153	20201094	212	20201212	271	20201271
36	20201036	95	20201095	154	20201095	213	20201213	272	20201272
37	20201037	96	20201096	155	20201096	214	20201214	273	20201273
38	20201038	97	20201097	156	20201097	215	20201215	274	20201274
39	20201039	98	20201098	157	20201098	216	20201216	275	20201275
40	20201040	99	20201099	158	20201099	217	20201217	276	20201276
41	20201041	100	20201100	159	20201100	218	20201218	277	20201277
42	20201042	101	20201101	160	20201101	219	20201219	278	20201278
43	20201043	102	20201102	161	20201102	220	20201220	279	20201279
44	20201044	103	20201103	162	20201103	221	20201221	280	20201280
45	20201045	104	20201104	163	20201104	222	20201222	281	20201281
46	20201046	105	20201105	164	20201105	223	20201223	282	20201282
47	20201047	106	20201106	165	20201106	224	20201224	283	20201283
48	20201048	107	20201107	166	20201107	225	20201225	284	20201284
49	20201049	108	20201108	167	20201108	226	20201226	285	20201285
50	20201050	109	20201109	168	20201109	227	20201227	286	20201286
51	20201051	110	20201110	169	20201110	228	20201228	287	20201287
52	20201052	111	20201111	170	20201111	229	20201229
53	20201053	112	20201112	171	20201112	230	20201230
54	20201054	113	20201113	172	20201113	231	20201231
55	20201055	114	20201114	173	20201114	232	20201232
56	20201056	115	20201115	174	20201115	233	20201233
57	20201057	116	20201116	175	20201116	234	20201234
58	20201058	117	20201117	176	20201117	235	20201235
59	20201059	118	20201118	177	20201118	236	20201236

(*) The Company has assigned a unique eight digit Receivable Number to each Receivable in the Data File. The Receivable Numbers referred to in this Exhibit are not the Customer Account Numbers.

Exhibit B

Exception List (Data File)

Selected Receivable Number	Receivable Number	Attribute	Per Data File	Per Receivable File
137	20201137	Scheduled Monthly Payment	$345.09	$347.45
242	20201242	APR	3.29%	3.90%
242	20201242	Scheduled Monthly Payment	$670.45	$680.66
262	20201262	Origination Date	8/31/2019	8/29/2019

Exhibit C

Exception List (XML File)

Selected Receivable Number	Receivable Number	Attribute	Per XML File	Per Receivable File
242	20201242	Original Interest Rate Percentage	3.29%	3.90%
242	20201242	Next Interest Rate Percentage	3.29%	3.90%
242	20201242	Reporting Period Interest Rate Percentage	3.29%	3.90%